Vanguard Health Care ETF

Summary Prospectus

December 28, 2009

Exchange-traded fund shares that are not individually redeemable and are traded on NYSE Arca

Vanguard Health Care ETF (VHT)

The Fund’s statutory Prospectus and Statement of Additional Information dated December 28, 2009, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus. You can also get this information at no cost by calling 866-499-8473 or by sending an e-mail request to online@vanguard.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of health care stocks.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold ETF Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
Transaction Fee on Purchases and Sales	Varies
Transaction Fee on Reinvested Dividends	None

In reference to the Transaction Fee on Purchases and Sales, an investor buying or selling the Fund’s ETF Shares on the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting to the ETF Shares will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own. In reference to the Transaction Fee on Reinvested Dividends, Vanguard does not charge for this service. Check with your broker to determine if it offers a dividend reinvestment service and if there is a charge for such service.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.19%
12b-1 Distribution Fee	None
Other Expenses	0.06%
Total Annual Fund Operating Expenses	0.25%

Example

The following example is intended to help you compare the cost of investing in Health Care ETF with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in Health Care ETF. This example assumes that Health Care ETF Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318

This example does not include the brokerage commissions that you will pay to buy and sell ETF Shares of the Fund.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Primary Investment Strategies

The Fund employs a “passive management”—or indexing—investment approach designed to track the performance of the MSCI® US Investable Market Health Care Index, an index made up of stocks of large, medium-size, and small U.S. companies within the health care sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of two main industry groups. The first group includes companies that manufacture health care equipment and supplies or provide health care-related services (such as distributors of health care products, providers of basic health care services, and owners and operators of health care facilities and organizations). The second group includes companies primarily involved in the research, development, production, and marketing of pharmaceuticals and biotechnology products.

As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund also may sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/ earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund’s performance could be hurt by:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular category or group of companies. Because the Fund seeks to track its target index, the Fund may underperform the overall stock market.

• Sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall market. Because the Fund invests all, or substantially all, of its assets in the health care sector, the Fund’s performance largely depends—for better or for worse—on the general condition of that sector. The health care sector could be adversely affected by patent protection, government regulation, research and development costs, litigation, and competitive forces.

• Nondiversification risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

• Investment style risk, which is the chance that returns from small- and mid-capitalization stocks (to the extent that the Fund’s assets are invested in small- and mid-cap stocks) will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Because ETF Shares are traded on an exchange, they are subject to additional risks:

• Health Care ETF Shares are listed for trading on NYSE Arca and can be bought and sold on the secondary market at market prices. Although it is expected that the market price of a Health Care ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Health Care ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.

• Although Health Care ETF Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained.

• Trading of Health Care ETF Shares on NYSE Arca may be halted if NYSE Arca officials deem such action appropriate, if Health Care ETF Shares are delisted from NYSE Arca, or if the activation of marketwide “circuit breakers” halts stock trading generally.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s ETF Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund‘s target index. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at www.vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2009, was 12.55%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 8.26% (quarter ended September 30, 2006), and the lowest return for a quarter was –13.74% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2008
		Since
	1 Year	Inception[1]
Vanguard Health Care ETF
Based on NAV
Return Before Taxes	–23.50%	–1.07%
Return After Taxes on Distributions	–23.69	–1.22
Return After Taxes on Distributions and Sale of Fund Shares	–15.03	–0.89
Based on Market Price
Return Before Taxes	–23.33	–1.05
MSCI US IMI/Health Care
(reflects no deductions for fees, expenses, or taxes)	–23.36%	–0.86%

1 Since-inception returns are from January 26, 2004—the inception date of the ETF Shares—through December 31, 2008.

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc.

Portfolio Manager

Ryan E. Ludt, Principal of Vanguard. He has managed the Health Care Index Fund since its inception.

Purchase and Sale of Fund Shares

To purchase or redeem ETF Shares of the Fund, you must be an Authorized Participant or you must purchase through a broker that is an Authorized Participant. Authorized Participants must purchase and redeem ETF Shares in large blocks known as “Creation Units.” For this Fund, the number of ETF Shares in a Creation Unit is 100,000. Individual investors may purchase and redeem ETF Shares on NYSE Arca through a broker. The price at which an individual investor will buy or sell ETF Shares (i.e., the market price) may be more or less than the NAV of the shares.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains. A sale of ETF Shares is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale of ETF Shares, may also be subject to state and local income taxes.

Financial Intermediary Compensation

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares or related services.

Vanguard Health Care ETF—Fund Number 956

The Fund or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds.

©2009 The Vanguard Group, Inc. All rights reserved

U.S. Pat. No. 6,879,964 B2; 7,337,138
Vanguard Marketing Corporation, Distributor

SP956 122009